Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements
(In thousands, except share data and where noted)

On February 1, 2018, Tiptree Operating Company, LLC ("Tiptree"), the operating subsidiary of Tiptree Inc. (the "Company") completed the previously announced sale of all of the issued and outstanding membership interests of Tiptree's subsidiary, Care Investment Trust LLC and all of its subsidiaries (“Care”) and two real estate properties held by other subsidiaries of Tiptree (collectively “Disposition”) to Invesque Inc. (TSX: HLP-U) ("Invesque") and Invesque Holdings, LP (together with Invesque, the "Buyer Entities") pursuant to the Purchase Agreement (the “Purchase Agreement”) dated November 16, 2017 by and among Tiptree and the Buyer Entities.

In connection with the Disposition, Tiptree, through its various consolidated subsidiaries, received an aggregate of 16,647,236 shares of Invesque, representing approximately 34% of Invesque's issued and outstanding common shares. The estimated fair value of the shares received (incorporating a discount due to lock-up restrictions) was approximately $134,081 on February 1, 2018. The estimated gain from the Disposition, net of tax, was approximately $36.5 million.

The presentation of the unaudited pro forma condensed consolidated balance sheet as of September 30, 2017 herein is based on information that existed as if the closing of the Disposition was consummated on September 30, 2017. The pro forma September 30, 2017 information differs from the estimated February 1, 2018 amounts for the following reasons:

•	The price per share of Invesque shares was different on September 30, 2017 and February 1, 2018.

•
The tax rate used to calculate the gain on sale as of September 30, 2017 was higher than the effective tax rate of the Company as of February 1, 2018 primarily due to the reduction in the U.S. federal tax rate.

•
The book value of Care on February 1, 2018 differs from the book value of Care on September 30, 2018 due to cash distributions made to the Company by Care during the period, debt paydowns, and Care's net operating loss during the four months ended February 1, 2018.

•	One senior living property included in the Disposition was purchased subsequent to September 30, 2017.

Divestiture of the Assets to be Disposed

The Disposition constituted a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial statements in accordance with Article 11 of Regulation S-X. Based on its magnitude, the Disposition represents a significant strategic shift that has a material effect on the Company’s operations and financial results. Accordingly, the Company has applied discontinued operations treatment for Care as required by Accounting Standards Codification 205-20 – Discontinued Operations ("ASC 205-20"). In accordance with ASC 205-20, the Company reclassified the assets and liabilities to be disposed to assets and liabilities held for sale on its consolidated balance sheet as of the period ended December 31, 2017 and 2016, and reclassified the financial results of Care in its consolidated statements of operations for all periods presented.

The following unaudited pro forma condensed consolidated financial statements of the Company include the unaudited pro forma condensed consolidated balance sheet as of September 30, 2017, which presents the historical unaudited results of operations and financial position of the Company adjusted to reflect the impact of the Disposition, and the unaudited pro forma condensed consolidated statements of operations for the nine month period ended September 30, 2017 and for each of the fiscal years ended December 31, 2016, 2015 and 2014 (the “unaudited pro forma condensed consolidated statements of operations”). The unaudited pro forma condensed consolidated balance sheet is presented as if the Disposition had occurred on September 30, 2017. The unaudited pro forma condensed consolidated statement of operations are presented as if the Disposition had occurred on January 1, 2014. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this current Report on Form 8-K.

The unaudited pro forma condensed consolidated financial statements were based on and derived from our historical condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet was adjusted by amounts which were determined to be directly attributable to the Disposition and factually supportable. The unaudited pro forma condensed consolidated statements of operation were adjusted to reflect Care as a discontinued operation as required by ASC 205-20. Actual adjustments, however, may differ materially from the information presented.

The unaudited pro forma financial information is subject to adjustments and is presented for informational purposes only and does not purport to represent what the Company’s results of operations or financial position would actually have been if the Disposition had in fact occurred on the dates discussed above. It also does not project or forecast the Company’s consolidated results of operations or financial position for any future date or period. These unaudited pro forma condensed consolidated financial statements have been developed from and should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company’s Fiscal 2016 Form 10-K as filed with the SEC on March 13, 2017 and the Company’s Quarterly Report on Form 10-Q for the nine months ended

September 30, 2017 as filed with SEC on November 7, 2017. Such historical consolidated financial statements were prepared in accordance with United States generally accepted accounting principles. Because the sale of Care qualifies as a discontinued operation that has not been reflected in the Company's historical consolidated financial statement filings with the SEC, pro forma income statements are provided herein for all historical financial statement periods that are presented in the aforementioned filings with the SEC.

The receipt of the Invesque shares as consideration did not qualify as a significant acquisition as defined, therefore, pro forma condensed consolidated statements of operations depicting the acquisition is not presented herein. The pro forma condensed consolidated balance sheet depicts the consideration received.

TIPTREE INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(Dollars in thousands)
(unaudited)

	Historical	Pro Forma		Pro Forma
	September 30, 2017	Adjustments (a)		September 30, 2017
Assets:
Investments:
Available for sale securities, at fair value	$164,093	$—		$164,093
Loans, at fair value	323,122	—		323,122
Loans at amortized cost, net	150,596	(700)		149,896
Equity securities, trading, at fair value	28,106	118,884	(b)	146,990
Real estate, net	371,137	(358,058)	(c)	13,079
Other investments	27,191	(1,284)		25,907
Total investments	1,064,245	(241,158)		823,087
Cash and cash equivalents	111,751	(4,950)	(d)	106,801
Restricted cash	23,400	—		23,400
Notes and accounts receivable, net	178,726	(3,862)		174,864
Reinsurance receivables	333,023	—		333,023
Deferred acquisition costs	139,471	—		139,471
Goodwill and intangible assets, net	176,820	(19,534)	(e)	157,286
Other assets	48,544	(9,874)		38,670
Assets of consolidated CLOs	372,774	—		372,774
Total assets	$2,448,754	$(279,378)		$2,169,376

Liabilities and Stockholders’ Equity
Liabilities:
Debt, net	$865,629	$(297,468)		$568,161
Unearned premiums	475,047	—		475,047
Policy liabilities and unpaid claims	110,928	—		110,928
Deferred revenue	53,930	—		53,930
Reinsurance payable	81,887	—		81,887
Other liabilities and accrued expenses	115,858	8,315	(f)	124,173
Liabilities of consolidated CLOs	354,337	—		354,337
Total liabilities	$2,057,616	$(289,153)		$1,768,463

Stockholders’ Equity:
Preferred stock:	$—	$—		$—
Common stock - Class A:	35	—		35
Common stock - Class B:	8	—		8
Additional paid-in capital	296,476	—		296,476
Accumulated other comprehensive income (loss), net of tax	1,223	(1,037)	(g)	186
Retained earnings	28,913	19,905	(g)	48,818
Class A common stock held by subsidiaries	(34,664)	—		(34,664)
Class B common stock held by subsidiaries	(8)	—		(8)
Total Tiptree Inc. stockholders’ equity	291,983	18,868		310,851
Non-controlling interest - TFP	74,074	4,578	(g)	78,652
Non-controlling interest - Other	25,081	(13,671)	(g)	11,410
Total stockholders’ equity	391,138	9,775		400,913
Total liabilities and stockholders’ equity	$2,448,754	$(279,378)		$2,169,376

TIPTREE INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands, except per share amounts) (unaudited)

	Historical Nine Months Ended September 30, 2017	Remove Results of Disposition (h)	Pro Forma Nine Months Ended September 30, 2017
Revenues:
Earned premiums, net	$272,781	$—	$272,781
Service and administrative fees	70,861	—	70,861
Ceding commissions	6,801	—	6,801
Net investment income	12,032	—	12,032
Net realized and unrealized gains (losses)	35,183	—	35,183
Rental and related revenue	54,819	(54,819)	—
Other revenue	33,820	(1,108)	32,712
Total revenues	486,297	(55,927)	430,370
Expenses:
Policy and contract benefits	94,364	—	94,364
Commission expense	176,405	—	176,405
Employee compensation and benefits	109,437	(22,499)	86,938
Interest expense	28,444	(9,309)	19,135
Depreciation and amortization	23,781	(13,350)	10,431
Other expenses	73,380	(16,128)	57,252
Total expenses	505,811	(61,286)	444,525
Results of consolidated CLOs:
Income attributable to consolidated CLOs	24,024	—	24,024
Expenses attributable to consolidated CLOs	14,631	—	14,631
Net income (loss) attributable to consolidated CLOs	9,393	—	9,393
Net income (loss) before taxes from continuing operations	(10,121)	5,359	(4,762)
Less: provision (benefit) for income taxes	(2,761)	1,483	(1,278)
Net income (loss) from continuing operations	(7,360)	3,876	(3,484)
Less: net income (loss) attributable to non-controlling interests - TFP	(1,432)	637	(795)
Less: net income (loss) attributable to non-controlling interests - Other	529	471	1,000
Net income (loss) attributable to Tiptree Inc. Class A common stockholders	$(6,457)	$2,768	$(3,689)

Net income (loss) per Class A common share:
Basic, continuing operations, net	$(0.22)	$(0.10)	$(0.12)
Basic, discontinued operations, net	—		—
Basic earnings per share	(0.22)		(0.12)

Diluted, continuing operations, net	(0.22)	(0.10)	(0.12)
Diluted, discontinued operations, net	—		—
Diluted earnings per share	$(0.22)		$(0.12)

Weighted average number of Class A common shares:
Basic	28,908,195		28,908,195
Diluted	28,908,195		28,908,195

	Historical Year Ended December 31, 2016	Remove Results of Disposition (h)	Pro Forma Year Ended December 31, 2016
Revenues:
Earned premiums, net	$229,436	$—	$229,436
Service and administrative fees	109,348	—	109,348
Ceding commissions	24,784	—	24,784
Net investment income	12,981	—	12,981
Net realized and unrealized gains (losses)	87,300	—	87,300
Rental and related revenue	59,636	(59,636)	—
Other revenue	43,669	(1,095)	42,574
Total revenues	567,154	(60,731)	506,423
Expenses:
Policy and contract benefits	106,784	—	106,784
Commission expense	147,253	—	147,253
Employee compensation and benefits	139,612	(24,000)	115,612
Interest expense	29,701	(8,691)	21,010
Depreciation and amortization	28,468	(14,166)	14,302
Other expenses	92,274	(19,698)	72,576
Total expenses	544,092	(66,555)	477,537
Results of consolidated CLOs:
Income attributable to consolidated CLOs	53,577	—	53,577
Expenses attributable to consolidated CLOs	33,323	—	33,323
Net income (loss) attributable to consolidated CLOs	20,254	—	20,254
Net income (loss) before taxes from continuing operations	43,316	5,824	49,140
Less: provision (benefit) for income taxes	10,978	1,537	12,515
Net income (loss) from continuing operations	32,338	4,287	36,625
Less: net income (loss) attributable to non-controlling interests - TFP	6,432	675	7,107
Less: net income (loss) attributable to non-controlling interests - Other	586	677	1,263
Net income (loss) attributable to Tiptree Inc. Class A common stockholders	$25,320	$2,935	$28,255

Net income (loss) per Class A common share:
Basic, continuing operations, net	$0.79	$(0.09)	$0.88
Basic, discontinued operations, net	—		—
Basic earnings per share	0.79		0.88

Diluted, continuing operations, net	0.78	(0.08)	0.86
Diluted, discontinued operations, net	—		—
Diluted earnings per share	$0.78		$0.86

Weighted average number of Class A common shares:
Basic	31,721,449		31,721,449
Diluted	31,766,674		31,766,674

	Historical Year Ended December 31, 2015	Remove Results of Disposition (h)	Pro Forma Year Ended December 31, 2015
Revenues:
Earned premiums, net	$166,265	$—	$166,265
Service and administrative fees	106,525	—	106,525
Ceding commissions	43,217	—	43,217
Net investment income	5,455	—	5,455
Net realized and unrealized gains (losses)	31,275	194	31,469
Rental and related revenue	45,372	(45,372)	—
Other revenue	40,350	(950)	39,400
Total revenues	438,459	(46,128)	392,331
Expenses:
Policy and contract benefits	86,312	—	86,312
Commission expense	105,751	—	105,751
Employee compensation and benefits	107,810	(18,479)	89,331
Interest expense	23,491	(6,796)	16,695
Depreciation and amortization	45,124	(14,546)	30,578
Other expenses	75,521	(15,842)	59,679
Total expenses	444,009	(55,663)	388,346
Results of consolidated CLOs:
Income attributable to consolidated CLOs	23,613	—	23,613
Expenses attributable to consolidated CLOs	30,502	—	30,502
Net income (loss) attributable to consolidated CLOs	(6,889)	—	(6,889)
Net income (loss) before taxes from continuing operations	(12,439)	9,535	(2,904)
Less: provision (benefit) for income taxes	1,377	(2,130)	(753)
Net income (loss) from continuing operations	(13,816)	11,665	(2,151)
Discontinued operations: (i)
Income (loss) from discontinued operations, net	6,999	—	6,999
Gain on sale of discontinued operations, net	15,619	—	15,619
Net income (loss) from discontinued operations	22,618	—	22,618
Net income (loss) before non-controlling interests	8,802	11,665	20,467
Less: net income (loss) attributable to non-controlling interests - TFP	2,630	1,929	4,559
Less: net income (loss) attributable to non-controlling interests - Other	393	1,369	1,762
Net income (loss) attributable to Tiptree Inc. Class A common stockholders	$5,779	$8,367	$14,146

Net income (loss) per Class A common share:
Basic, continuing operations, net	$(0.26)	$(0.25)	$(0.01)
Basic, discontinued operations, net	0.43		0.43
Basic earnings per share	0.17		0.42

Diluted, continuing operations, net	(0.26)	(0.25)	(0.01)
Diluted, discontinued operations, net	0.43		0.43
Diluted earnings per share	$0.17		$0.42

Weighted average number of Class A common shares:
Basic	33,202,681		33,202,681
Diluted	33,202,681		33,202,681

	Historical Year Ended December 31, 2014	Remove Results of Disposition (h)	Pro Forma Year Ended December 31, 2014
Revenues:
Earned premiums, net	$12,827	$—	$12,827
Service and administrative fees	8,657	—	8,657
Ceding commissions	3,737	—	3,737
Net investment income	279	—	279
Net realized and unrealized gains (losses)	14,509	(7,006)	7,503
Rental and related revenue	20,242	(20,242)	—
Other revenue	20,062	(2,033)	18,029
Total revenues	80,313	(29,281)	51,032
Expenses:
Policy and contract benefits	5,829	—	5,829
Commission expense	4,287	—	4,287
Employee compensation and benefits	32,540	(8,056)	24,484
Interest expense	12,541	(4,111)	8,430
Depreciation and amortization	11,945	(7,181)	4,764
Other expenses	31,908	(6,762)	25,146
Total expenses	99,050	(26,110)	72,940
Results of consolidated CLOs:
Income attributable to consolidated CLOs	64,681	—	64,681
Expenses attributable to consolidated CLOs	45,156	—	45,156
Net income (loss) attributable to consolidated CLOs	19,525	—	19,525
Net income (loss) before taxes from continuing operations	788	(3,171)	(2,383)
Less: provision (benefit) for income taxes	4,141	1,176	5,317
Net income (loss) from continuing operations	(3,353)	(4,347)	(7,700)
Discontinued operations: (i)
Income (loss) from discontinued operations, net	7,937	—	7,937
Gain on sale of discontinued operations, net	—	—	—
Net income (loss) from discontinued operations	7,937	—	7,937
Net income (loss) before non-controlling interests	4,584	(4,347)	237
Less: net income (loss) attributable to non-controlling interests - TFP	6,790	(1,188)	5,602
Less: net income (loss) attributable to non-controlling interests - Other	(496)	709	213
Net income (loss) attributable to Tiptree Inc. Class A common stockholders	$(1,710)	$(3,868)	$(5,578)

Net income (loss) per Class A common share:
Basic, continuing operations, net	$(0.31)	$0.27	$(0.58)
Basic, discontinued operations, net	0.21		0.21
Basic earnings per share	(0.10)		(0.37)

Diluted, continuing operations, net	(0.31)	0.27	(0.58)
Diluted, discontinued operations, net	0.21		0.21
Diluted earnings per share	$(0.10)		$(0.37)

Weighted average number of Class A common shares:
Basic	16,771,980		16,771,980
Diluted	16,771,980		16,771,980

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:

The unaudited pro forma condensed consolidated financial statements contain the following adjustments:

(a) Pro forma adjustments reflect the effects of the Disposition.

(b) Fair value of the Invesque shares, adjusted to reflect a closing date of September 30, 2017, incorporating a discount due to lock-up restrictions.

(c) Includes $10,028 of real estate, net held by a subsidiary in our specialty insurance business as of September 30, 2017, which was also included as part of the Disposition.

(d) Includes cash held by Care partially offset by anticipated cash collections.

(e) Includes $1,216 of intangible assets, net held by a subsidiary in our specialty insurance business, which was also included as part of the Disposition.

(f) To record liabilities related to the Disposition, partially offset by the removal of Care's liabilities.

(g) To adjust stockholders equity related to the Disposition.

(h) Removal of the operating results of Care that are included in the historical unaudited and audited condensed consolidated statements of operations. Results related to real estate property held by other subsidiaries of the Company were not considered significant and were not included.

(i) Items presented as discontinued operations for the years ended December 31, 2015 and 2014 primarily relate to the disposition of Philadelphia Financial Group, which was previously disclosed as a discontinued operation in the Company's historical financial statements.